UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2020

Riviera Resources, Inc.

(Exact name of registrant specified in its charter)

Delaware	333-225927	82-5121920
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 1700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2020, Riviera Resources, Inc. (“Riviera” or the “Company”) announced that C. Gregory Harper resigned from his position as a member of the Board of Directors (the “Board”) of the Company and from his position as the President and Chief Executive Officer of Blue Mountain Midstream LLC (“Blue Mountain”), the Company’s wholly owned subsidiary. Each resignation will be effective April 27, 2020 (the “Effective Date”). Mr. Harper’s resignation was not the result of any disagreement with the Company on any matter relating to the operations, internal controls, policies or practices of the Company. Following the Effective Date, the Board does not intend to select a member to replace Mr. Harper and, as permitted by the Company’s bylaws, the Board plans to approve a decrease in the number of authorized directorships of the Board from six members to five members.

In connection with his separation from Blue Mountain, Mr. Harper will be entitled to receive severance benefits (the “Severance Benefits”) generally consistent with those provided under his Employment Agreement dated March 29, 2018, by and between Blue Mountain and Mr. Harper (filed as an exhibit to the Company’s Form S-1 filed June 27, 2018), as amended by Amendment No. 1, dated July 17, 2018 (filed as an exhibit to the Company’s Amended Form S-1 filed July 19, 2018) (the “Employment Agreement”); provided, that, Mr. Harper’s pro-rata bonus for the 2020 performance year will be determined based on deemed achievement of performance at target levels (as opposed to actual performance), and the Company also will pay for up to six (6) months of Mr. Harper’s COBRA premiums. Mr. Harper’s receipt of the Severance Benefits is subject to him entering into, and not revoking, a release agreement, substantially in the form attached to the Employment Agreement.

Additionally, following Mr. Harper’s resignation, the Company plans to consolidate the management of Blue Mountain within the Company’s existing executive management team.

A copy of the press release the Company issued on April 16, 2020 announcing Mr. Harper’s resignation is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated April 16, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2020	RIVIERA RESOURCES, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer